UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2020

ROYAL CARIBBEAN CRUISES LTD.
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645
(Commission File Number)	(IRS Employer Identification No.)

1050 Caribbean Way, Miami, Florida	33132
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 305-539-6000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

9.125% Senior Guaranteed Notes due 2023 and 4.250% Convertible Senior Notes due 2023

On June 9, 2020, Royal Caribbean Cruises Ltd. (the “Company”) completed its previously announced concurrent private offerings of $1.0 billion aggregate principal amount of 9.125% Senior Guaranteed Notes due 2023 (the “Senior Notes”) and $1.15 billion aggregate principal amount of 4.250% of Convertible Senior Notes due 2023 (the “Convertible Notes,” together with the Senior Notes, the “Notes”), including $150 million aggregate principal amount of Convertible Notes sold pursuant to the exercise in full by the initial purchasers of their option to purchase additional Convertible Notes. The Company received net proceeds from the offerings of approximately $2.08 billion (after deducting fees, commissions and expenses), which it intends to use for general corporate purposes, which may include the repayment of indebtedness.

The Senior Notes were issued by the Company pursuant to an indenture, dated June 9, 2020 (the “Senior Indenture”), among the Company, RCI Holdings LLC, a limited liability company formed and existing under the laws of Liberia and a direct, wholly-owned subsidiary of the Company (the “Guarantor”) and The Bank of New York Mellon Trust Company, N.A., as trustee, principal paying agent, transfer agent, registrar and security agent. The Convertible Notes were issued by the Company pursuant to an indenture, dated June 9, 2020 (the “Convertible Indenture” and together with the Senior Indenture, the “Indentures”), among the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, paying agent, registrar, custodian and conversion agent.

Interest on the Notes accrues from June 9, 2020 and is payable semi-annually in arrears on June 15 and December 15 of each year, beginning on December 15, 2020, at a rate of 9.125% per year, in the case of the Senior Notes, and 4.250% per year, in the case of the Convertible Notes. The Senior Notes will mature on June 15, 2023 unless earlier redeemed or repurchased and the Convertible Notes will mature on June 15, 2023, unless earlier converted, redeemed or repurchased.

The Senior Notes are fully and unconditionally guaranteed on a senior unsecured basis by the Guarantor, which owns all of the equity interest of certain of the Company’s wholly-owned vessel-owning subsidiaries. The Convertible Notes will not be guaranteed by any of the Company’s subsidiaries.

The Company may, at its option, redeem, at any time and from time to time prior to March 15, 2023 (the date that is three months prior to the maturity date of the 2023 Notes) (the “2023 Notes Par Call Date”), some or all of the Senior Notes at 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the redemption date plus the applicable “make-whole premium” described in the Senior Indenture. On or after the 2023 Notes Par Call Date, the 2023 Notes will be redeemable, at the Company’s option, in whole or in part, at a redemption price equal to 100% of the principal amount of the 2023 Notes to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

In addition, the Company may redeem all, but not part, of the Notes upon the occurrence of specified tax events set forth in the respective Indentures.

Other than in connection with such specified tax events, the Company may not redeem the Convertible Notes.

The Senior Indenture contains covenants that limit the ability of the Company and its restricted subsidiaries to, among other things: (i) consummate certain asset sales, (ii) pay dividends or distributions on, or redeem or repurchase, equity interests and make other restricted payments, (iii) make certain investments, (iv) create or assume certain liens, (v) consolidate, merge or transfer all or substantially all of their assets, (vi) engage in certain transactions with affiliates, and (vii) designate restricted and unrestricted subsidiaries. In addition, upon the occurrence of specified change of control triggering events, the Company may be required to offer to repurchase the Senior Notes at a repurchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date. The Senior Indenture also contains customary events of default.

The initial conversion rate per $1,000 principal amount of Convertible Notes is 13.8672 shares of common stock of the Company (the “Common Stock”), which is equivalent to an initial conversion price of approximately $72.11 per share, subject to adjustment in certain circumstances. Prior to March 15, 2023, the Convertible Notes will be convertible at the option of holders of the Convertible Notes during certain periods, upon satisfaction of certain conditions. Thereafter, the Convertible Notes will be convertible at any time until the close of business on the second scheduled trading day immediately preceding the maturity date of the Convertible Notes. Upon conversion, the Convertible Notes may be settled in shares of the Company's common stock, cash or a combination of cash and shares of the Company's common stock, at the Company's election.

Holders of the Convertible Notes may require the Company, upon the occurrence of certain events that constitute a fundamental change under the Convertible Indenture, to offer to repurchase the Convertible Notes at a repurchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date. In connection with certain corporate events or if the Company issues a notice of tax redemption, it will, under certain circumstances, increase the conversion rate for holders of the Convertible Notes who elect to convert their Convertible Notes in connection with such corporate event or for holders of the Convertible Notes whose Convertible Notes are called for tax redemption and convert their Convertible Notes during the relevant redemption period. The Convertible Indenture also contains customary events of default.

The Notes and the guarantee related to the Senior Notes were offered and sold in a private offering that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Notes and the related guarantee were offered within the United States only to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act and outside the United States only to non-U.S. investors in accordance with Regulation S under the Securities Act. The Notes and the related guarantee have not been registered under the Securities Act or the securities laws of any other jurisdiction. Unless so registered, the Notes and the related guarantee may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

On June 3, 2020, certain of our subsidiaries (none of which are the Guarantor or directly own a vessel) guaranteed our $1.55 billion unsecured revolving credit facility due 2022 with Nordea Bank ABP, New York Branch, as administrative agent (the “Nordea Revolver”), our $1.925 billion unsecured revolving credit facility due 2024 with The Bank of Nova Scotia, as administrative agent (the “BNS Revolver”), and our $1.0 billion unsecured three-year term loan agreement with Bank of America, N.A., as administrative agent (the “Term Loan”). These subsidiaries have entered into substantially similar guarantees with respect to certain other of our unsecured bank facilities (such other facilities together with the Nordea Revolver, the BNS Revolver and the Term Loan, the “Specified Facilities”).

On or after June 9, 2020, the Guarantor will enter into subordinated guarantees with respect to the Specified Facilities, and each such guarantee will be subordinated in right of payment to the Guarantor’s obligations in respect of the Senior Notes pursuant to a customary subordination agreement among the Guarantor, the Company, The Bank of New York Mellon Trust Company, N.A., as trustee, and the agent, trustee or other representative in respect of the applicable Specified Facility.

The Indentures are filed as Exhibit 4.1, and 4.2 to this Current Report on Form 8-K and are incorporated herein by reference. The above descriptions of the material terms of the Indentures and Notes are qualified in their entirety by reference to such exhibit.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sale of Equity Securities

The information required by Item 3.02 relating to the sale of the Convertible Notes is contained in Item 1.01 of this Current Report on Form 8-K and incorporated herein by reference.

The Company offered and sold the Convertible Notes to the initial purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, and for resale by the initial purchasers to qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Company relied on these exemptions from registration based in part on representations made by the initial purchasers in the purchase agreement relating to the Convertible Notes Offering. The shares of Common Stock issuable upon conversion of the Convertible Notes, if any, have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 8.01 Other Events.

On June 9, 2020, the Company issued a press release announcing the completion of a private placement of the Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this Current Report on Form 8-K relating to, among other things, our future performance estimates, forecasts and projections constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements regarding revenues, costs and financial results for 2020 and beyond. Words such as “anticipate,” “believe,” “could,” “driving,” “estimate,” “expect,” “goal,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “will,” “would,” “considering”, and similar expressions are intended to help identify forward-looking statements. Forward-looking statements reflect management’s current expectations, are based on judgments, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to the following: the impact of the economic and geopolitical environment on key aspects of our business, such as the demand for cruises, passenger spending, and operating costs; our ability to obtain sufficient financing, capital or revenues to satisfy liquidity needs, capital expenditures, debt repayments and other financing needs; the effectiveness of the actions we have taken to improve and address our liquidity needs; incidents or adverse publicity concerning our ships, port facilities, land destinations and/or passengers or the cruise vacation industry in general; concerns over safety, health and security of guests and crew; the impact of the global incidence and spread of COVID-19, which has led to the temporary suspension of our operations and has had and will continue to have a material negative impact on our operating results and liquidity, or other contagious illnesses on economic conditions and the travel industry in general and the financial position and operating results of our Company in particular, such as: the current and potential additional governmental and self-imposed travel restrictions, the current and potential extension of the suspension of cruises and new additional suspensions, guest cancellations, an inability to source our crew or our provisions and supplies from certain places, the incurrence of COVID-19 and other contagious diseases on our ships and an increase in concern about the risk of illness on our ships or when traveling to or from our ships, all of which reduces demand; unavailability of ports of call; growing anti-tourism sentiments and environmental concerns; changes in US foreign travel policy; the uncertainties of conducting business internationally and expanding into new markets and new ventures; our ability to recruit, develop and retain high quality personnel; changes in operating and financing costs; our indebtedness and restrictions in the agreements governing our indebtedness that limit our flexibility in operating our business; the impact of foreign currency exchange rates, interest rate and fuel price fluctuations; vacation industry competition and changes in industry capacity and overcapacity; the risks and costs associated with protecting our systems and maintaining integrity and security of our business information, as well as personal data of our guests, employees and others; the impact of new or changing legislation and regulations or governmental orders on our business; pending or threatened litigation, investigations and enforcement actions; the effects of weather, natural disasters and seasonality on our business; emergency ship repairs, including the related lost revenue; the impact of issues at shipyards, including ship delivery delays, ship cancellations or ship construction cost increases; shipyard unavailability; and the unavailability or cost of air service.

In addition, many of these risks and uncertainties are currently heightened by and will continue to be heightened by, or in the future may be heightened by, the COVID-19 pandemic. It is not possible to predict or identify all such risks.

More information about factors that could affect our operating results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our most recent Annual Report on Form 10-K for the year ended December 31, 2019, as updated by our Current Report on Form 8-K filed on May 13, 2020, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, a copy of which may be obtained by visiting our Investor Relations website at www.rclinvestor.com or the SEC’s website at www.sec.gov. Undue reliance should not be placed on the forward-looking statements in this Current Report on Form 8-K, which are based on information available to us on the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit 4.1	Indenture, dated June 9, 2020, among the Company, RCI Holdings LLC, a limited liability company formed and existing under the laws of Liberia and a direct, wholly-owned subsidiary of the Company and The Bank of New York Mellon Trust Company, N.A., as trustee, principal paying agent, transfer agent, registrar and security agent.

Exhibit 4.2	Indenture, dated June 9, 2020, among the Company, and The Bank of New York Mellon Trust Company, N.A., as trustee, paying agent, registrar, custodian and conversion agent.

Exhibit 99.1	Press Release

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date: June 9, 2020	By:	/s/ JASON T. LIBERTY
	Name:	Jason T. Liberty
EVP, Chief Financial Officer